Exhibit 99.1

Agriculture & Natural Solutions Acquisition Corporation Announces US$510 Million Business Combination; Combined Company To Be Publicly Listed In The US

NEW YORK, NEW YORK, AUGUST 28, 2024: Agriculture & Natural Solutions Acquisition Corporation, a special purpose acquisition company (“ANSC”), announced today that it has entered into a definitive agreement for a business combination with Australian Food & Agriculture Company Limited (“AFA”) that values AFA at AUD$780 million (approximately $510 million)1 (the “Business Combination”). Upon closing of the Business Combination, the combined company, Agriculture & Natural Solutions Company Limited (“NewCo”), an Australian company, is expected to be listed on the New York Stock Exchange (“NYSE”) or such other stock exchange agreed to by the parties and trade under the ticker symbol “AFAE”. ANSC closed its initial public offering in November 2023 with the purpose of completing an initial business combination with companies in the agriculture sector that may provide opportunities for attractive risk-adjusted returns and benefits from sustainability objectives.

ANSC intends, through the Business Combination and any subsequent acquisitions that NewCo may make after closing of the Business Combination, to create an attractive agricultural decarbonization and premium product company.

AFA is one of the largest diversified agricultural portfolios in New South Wales, Australia and ANSC believes that the fundamentals of the AFA business are uniquely attractive due to the following factors:

•	AFA represents a geographically diverse and integrated portfolio of land aggregations across three attractive districts in New South Wales, Australia;

•	a large portfolio of water entitlements provides AFA with an important production resource that both offers flexibility and enhances water security;

•	AFA’s scale and revenue diversification provides it with the flexibility to change land use and production focus, assisting the company in mitigating climate and market risks;

•	AFA’s premium genetics underpin the bloodlines of an estimated 95% of Australia’s Merino sheep flock;

•	over the past ten years, AFA’s return profile has averaged 16% annually through EBITDA yield and asset value growth;

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numerous growth opportunities exist at AFA to scale into an even larger agribusiness, start a portfolio of premium brands that leverage its storied history, create a global carbon sequestration asset while taking advantage of Australia’s attractive carbon credit market, and build and own a substantial renewable power generation portfolio;

•	AFA’s efficient and diverse operations, scale and systems provide natural mitigants from traditional agricultural risks; and

[1]	Based on assumed exchange rate of 0.651.

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AFA’s long tenured ~70 person management and support staff team will continue to operate AFA; in addition, certain individuals from Impact Ag Partners LLC (“Impact Ag”), a leading regenerative agriculture company, are expected to join the team.

Bert Glover, Chief Executive Officer of ANSC, said the following: “We have always believed that agriculture—backed by the right sort of capital—could deliver nature and climate solutions. ANSC is proud to enter into a business combination with AFA and looks to establish it as a leader in this regenerative transition not just in Australia, but across the world.” David Leuschen, Chairman of the board of directors of ANSC and a third generation life-long Montana rancher, added “We are thrilled to have this opportunity for ANSC to combine with AFA. We view Australia as a leader in the application of new techniques to meaningfully decarbonize agriculture, and we believe that AFA represents a once in a generation chance to combine with a major Australian agricultural company, operating three marquee aggregations including some of Australia’s most iconic properties.”

THE COMPANY

AFA can trace the history of its premier Australian sheep and wool business back to 1861. Today, the company is a large scale diversified agricultural business which consists of three major freehold title land aggregations within New South Wales, including approximately 550,000 acres of land in the Deniliquin, Hay and Coonamble districts, over 45,000 acre-feet of water entitlements providing security and risk mitigation in drier years, the historic Wanganella and Boonoke Merino Studs, the capacity for approximately 247,000 dry sheep equivalent, a newly expanded 12,000 head (standard cattle units) feedlot and approximately 87,000 acres of dryland and irrigated cropping, which produces irrigated cotton, irrigated rice, wheat, barley, canola, corn, chickpeas, and faba beans, among other crops.

We believe that certain characteristics of AFA are in line with several key themes identified by ANSC during its initial public offering as favorable characteristics of a target, specifically:

•	a world class real asset at scale with downside protection through underlying asset value;

•	decarbonization potential from several sources;

•	favorable water assets;

•	upside through operations and optimization;

•	diversification of revenues via the range of products, weather, and decarbonization potential;

•	premiumization potential through branding; and

•	renewable energy potential.

TRANSACTION DETAILS

The proceeds from the Business Combination are expected to be used to purchase AFA from its current shareholders. AFA is currently ultimately owned approximately 2/3 by Bell Group Holdings Pty Limited (“Bell Group Holdings”), a private Australian company held by members of the Bell family and Alastair Provan. The sale follows the death of one of AFA’s founding directors and has been undertaken to enable estate planning and the restructure of the major shareholder’s affairs.

The Business Combination was unanimously recommended and approved by the boards of directors of both AFA and ANSC. It remains subject to the approval of ANSC’s shareholders and the satisfaction or waiver of other closing conditions including regulatory approvals, including confirmation from the Treasurer of the Commonwealth of Australia (the “Treasurer”) that the Commonwealth Government does not object to the Business Combination (colloquially known as “FIRB Approval” given the Foreign Investment Review Board’s (“FIRB”) role in advising the Treasurer).

Upon closing, we expect the post-closing board of NewCo to be comprised of seven directors including two designated by current AFA shareholders who roll a portion of their ownership into NewCo, David Leuschen, Bert Glover and three independent directors.

The description of the Business Combination contained herein is only a summary and is qualified in its entirety by reference to the Business Combination Agreement relating to the transaction (the “Business Combination Agreement”). For additional information, see ANSC’s filings with the U.S. Securities and Exchange Commission (“SEC”) at www.sec.gov

ADVISORS

Rimon P.C. acted as counsel to AFA. Speed & Stracey Lawyers acted as counsel to Bell Group Holdings.

Bell Potter Securities Limited is serving as exclusive financial advisor to AFA.

Vinson & Elkins L.L.P., K&L Gates LLP and Walkers LLP, acted as counsel to ANSC.

Citigroup Global Markets Inc. (“Citigroup”) is serving as capital markets advisor to ANSC. Davis Polk & Wardwell LLP acted as counsel to Citigroup.

ABOUT AFA

AFA is a large-scale, diversified agricultural business established by the late Colin Bell in 1993 with the acquisition of the historic ‘Burrabogie’ station. AFA now operates one of the largest agricultural portfolios in New South Wales, Australia consisting of three major freehold title land aggregations within the Deniliquin, Hay and Coonamble districts, which total approximately 550,000 acres, and a water portfolio of approximately 45,000 acre-feet. AFA’s portfolio includes some of Australia’s most iconic properties, including ‘Boonoke’, ‘Burrabogie’, ‘Wanganella’ and ‘Wingadee’. The company has total livestock carrying capacity of approximately 247,000 dry sheep equivalent across its sheep wool and meat and cattle operations (excluding the Conargo feedlot). AFA also operates the historic Wanganella and Poll Boonoke merino sheep studs, amongst the most highly regarded studs in Australia. AFA’s cropping operations are characterized by flexibility amongst crop types, geographies and seasons. Key crops include irrigated cotton, irrigated rice, wheat, barley, canola, corn, chick peas and faba beans. More recently, the company has developed the state-of-the-art Conargo feedlot with a licensed capacity of 12,000 standard cattle units.

ABOUT ANSC

ANSC was formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination. ANSC represents a further expansion of its sponsors’ 18-year franchise in low-carbon investments, having established industry leading, scaled companies with more than $6 billion of equity invested in renewables.

ABOUT RIVERSTONE

Riverstone Holdings LLC, co-founded by David Leuschen, the Chairman of ANSC, is an asset management firm that currently invests primarily in climate related decarbonization within energy, power, infrastructure, and more recently agriculture. Since inception in 2000 the Firm has raised more than $43 billion of capital to invest across the capital structure and in all major components of those industries’ value chains. For more information on Riverstone, please visit www.riverstonellc.com.

ABOUT IMPACT AG PARTNERS

Impact Ag is a specialist agricultural investment and management firm. Offering tailored investment, asset management, and advisory services, its experienced team of experts works with global investors and agribusinesses to drive a nature-positive future – from the ground up. With deep expertise and a proven track record – we lead the market in identifying, optimizing, and monetizing natural capital at scale for agriculture. https://impactag.com.au/

FORWARD LOOKING STATEMENTS

This document includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about the parties’ ability to consummate the Business Combination; NewCo’s ability to become listed on a stock exchange; the benefits and financial outcome of the Business Combination and the use of proceeds therefrom; the future financial performance, strategy and plans of NewCo, including ANSC’s objectives for NewCo, following the Business Combination; AFA’s potential growth and branding opportunities, strategy, future operations, performance and prospects; performance of AFA’s management and staff and their continued involvement with AFA; NewCo’s management and staff and their participation in operations of NewCo; AFA’s and NewCo’s decarbonization potential and the impact of products, weather and decarbonization potential on financial performance; the availability of certain resources; expected participation from AFA’s shareholders; and the expected makeup of NewCo’s board of directors. These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside of ANSC, NewCo or AFA’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements.

Accordingly, forward-looking statements should not be relied upon as representing ANSC’s, AFA’s or NewCo’s views as of any subsequent date, and none of ANSC, AFA or NewCo undertakes any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. None of NewCo, ANSC or AFA gives any assurance that any of NewCo, ANSC or AFA will achieve its expectations. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, NewCo’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the ability of the parties to complete the Business Combination by ANSC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by ANSC; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreements relating to the Business Combination; (iii) the outcome of any legal, regulatory or governmental proceedings that may be instituted against NewCo, ANSC or AFA or any investigation or inquiry following announcement of the Business Combination, including in connection with the Business Combination; (iv) the inability to complete the Business Combination due to the failure to obtain approval of ANSC’s shareholders or a failure to obtain FIRB Approval; (v) AFA’s and NewCo’s success in retaining or recruiting, or changes required in, their officers, key employees or directors following the Business Combination; (vi) the ability of the parties to obtain the listing of the ordinary shares in the capital of NewCo (“NewCo Ordinary Shares”) and warrants to purchase NewCo Ordinary Shares on the NYSE or another national securities exchange upon the closing of the Business Combination; (vii) the risk that the Business

Combination disrupts current plans and operations of AFA as a result of the announcement and consummation of the transactions described herein; (viii) the ability to recognize the anticipated benefits of the Business Combination; (ix) unexpected costs related to the Business Combination, which may be affected by, among other things, competition and the ability of AFA to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its key employees; (x) the ability of the parties to consummate any potential financing transaction; (xi) the use of proceeds from any potential financing transaction by NewCo; (xii) the risk that there will be insufficient cash raised through any potential financing transaction, or that the amount of redemptions by ANSC’s public shareholders is greater than expected; (xiii) the management and board composition of NewCo following completion of the Business Combination; (xiv) limited liquidity and trading of NewCo’s securities; (xv) geopolitical risk and changes in applicable laws or regulations, including legal or regulatory developments (including, without limitation, accounting considerations) which could result in the need for AFA to restate its historical financial statements and cause unforeseen delays in the timing of the Business Combination and negatively impact the trading price of NewCo’s securities and the attractiveness of the Business Combination to investors; (xvi) the possibility that AFA may be adversely affected by other economic, business, and/or competitive factors; (xvii) operational risks; (xviii) the possibility that a pandemic or major disease disrupts AFA’s business; (xix) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on AFA’s resources; (xx) the risks that the consummation of the Business Combination is substantially delayed or does not occur including the risk that the transaction may not be completed by ANSC’s business combination deadline and the potential failure to obtain extensions of the business deadline if sought by ANSC; and (xxi) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the Business Combination, including those under “Risk Factors” therein, and in ANSC’s, AFA’s and NewCo’s other filings with the SEC. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

No Offer or Solicitation

This communication relates to a proposed business combination between AFA and ANSC. This document shall not constitute a “solicitation” of a proxy, consent, or authorization, as defined in Section 14 of the Exchange Act, with respect to any securities or in respect of the Business Combination. This document also does not constitute an offer, or a solicitation of an offer, to buy, sell, or exchange any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any offer, sale or exchange of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Additional Information About the Business Combination and Where To Find It

In connection with the proposed Business Combination, ANSC, NewCo and AFA intend to file a registration statement on Form F-4 relating to the Business Combination (the “Registration Statement”) with the SEC, which will include a preliminary proxy statement/prospectus of ANSC in connection with the meeting of ANSC’s shareholders to approve the Business Combination and certain other related matters described in the Registration Statement. The Registration Statement, including the proxy statement/prospectus contained therein, will contain important information about the Business Combination and the other matters to be voted upon at the ANSC shareholders’ meeting. This document does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. ANSC, AFA and NewCo may also file other documents with the SEC regarding the Business Combination. INVESTORS AND SECURITY HOLDERS OF ANSC AND OTHER INTERESTED PERSONS ARE URGED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT,

INCLUDING THE PROXY STATEMENT/PROSPECTUS INCLUDED THEREIN, ANY AMENDMENTS THERETO AND DOCUMENTS INCORPORATED BY REFERENCE, AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION CAREFULLY AND IN THEIR ENTIRETY BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT ANSC, NEWCO, AFA, AND THE BUSINESS COMBINATION. After the Registration Statement is declared effective by the SEC, ANSC will mail the definitive proxy statement/prospectus relating to the Business Combination to its shareholders as of the record date established for voting on the Business Combination.

Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other relevant materials in connection with the Business Combination without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Agriculture & Natural Solutions Acquisition Corporation, 712 Fifth Avenue, 36th Floor, New York, NY 10019.

Participants in the Solicitation

ANSC, NewCo, AFA and their respective directors and executive officers and related persons may be deemed participants in the solicitation of proxies from ANSC’s shareholders in connection with the Business Combination. ANSC’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of ANSC and their direct or indirect interests therein in ANSC’s Form 10-K filed with the SEC on March 28, 2024 (File No. 001-41861), including, without limitation, “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to ANSC’s shareholders in connection with the Business Combination and other matters to be voted upon at the ANSC shareholders’ meeting will be set forth in the proxy statement/prospectus for the Business Combination when available. You may obtain free copies of these documents as described above.

Financial Information

The financial information and data contained in this document is unaudited and does not conform to Regulation S-X promulgated under the Securities Act. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, the Registration Statement to be filed with the SEC.

All monetary figures included in this document are reflected in U.S. dollars unless otherwise indicated.

Non-GAAP Financial Measures

This document also includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, EBITDA, and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing AFA’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that ANSC’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. ANSC, NewCo and AFA believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to AFA’s financial condition and results of operations. ANSC, NewCo and AFA believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing AFA’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which items of expense and income are excluded or included in determining these non-GAAP financial measures.

Media Contact

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Kekst CNC

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